Exhibit 99.3


                       ADMINISTRATION AGREEMENT

      This ADMINISTRATION AGREEMENT, dated as of May 22, 2007 (as the same may be amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is between FPL Recovery Funding LLC, a Delaware limited liability company, as issuer (the "Issuer"), and Florida Power & Light Company ("FPL"), a Florida corporation, as administrator (in such capacity, the "Administrator").

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, as defined below. Appendix A to the Indenture also sets forth certain rules of interpretation applicable to this Agreement.

                              W I T N E S S E T H:

      WHEREAS, the Issuer is issuing the Bonds pursuant to the Indenture, dated as of May 22, 2007 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and the Trustee;

      WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Bonds, including (i) the Servicing Agreement, (ii) the Sale Agreement, and (iii) the DTC Agreement (and, together with the Indenture, the Servicing Agreement, and the Sale Agreement, the "Related Agreements"), among the Issuer, the Trustee and The Depository Trust Company relating to the Bonds;

      WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Related Agreements, the Issuer LLC Agreement, the Bonds and the Collateral pledged to the Trustee pursuant to the Indenture;

      WHEREAS, the Issuer might enter into one or more additional servicing agreements, sale agreements and DTC agreements in connection with the Issuer's issuance of Additional Bonds ("Additional Related Agreements");

      WHEREAS, pursuant to such Additional Related Agreements, the Issuer might be required to perform certain additional duties;

      WHEREAS, the Issuer has no employees and does not intend to have any employees, and consequently desires to have the Administrator perform certain of the duties of the Issuer referred to in the preceding clauses and to provide such additional services consistent with the terms of this Agreement, the Related Agreements, and any Additional Related Agreements as the Issuer may from time to time request; and

      WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

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      Section 1. Duties of the Administrator; Management Services. The
Administrator hereby agrees, subject to the directions of the Managers of the Issuer, to provide the following corporate management services to the Issuer:

            (a) furnish the Issuer with ordinary clerical, bookkeeping and other corporate administrative services necessary and appropriate for the Issuer, including, the following services on behalf of the Issuer:

                  (i) maintain at the Premises (as defined in Section 1(g))
            general accounting records of the Issuer (the "Account Records"), subject to year-end audit, in accordance with generally accepted accounting principles, separate and apart from its own accounting records, prepare or cause to be prepared such quarterly and annual financial statements as may be necessary or appropriate and arrange for year-end audits of the Issuer's financial statements by the Issuer's independent accountants;

                  (ii) prepare or cause to be prepared filings by the Issuer and, after execution by the Issuer, file with the SEC and any applicable state agencies documents required to be filed with the SEC and any applicable state agencies, including, periodic reports required to be filed under the Exchange Act;

                  (iii) prepare or cause to be prepared, executed and filed
            such income, franchise, or other tax returns of the Issuer as shall be required to be filed by applicable law; prepare or cause to be prepared for execution by the Issuer and cause to be filed such income, franchise or other tax returns of the Issuer as shall be required to be filed by applicable law (the "Tax Returns") and cause to be paid on behalf of the Issuer from the Issuer's funds any taxes required to be paid by the Issuer by applicable law;

                  (iv) prepare or cause to be prepared for execution by the
            Managers of the Issuer minutes of the meetings of the Managers and such other documents deemed appropriate by the Issuer to maintain the separate limited liability company existence and good standing of the Issuer (the "Company Minutes" and, together with the Account Records, the Tax Returns, the Company Minutes and the Issuer LLC Agreement, the "Issuer Documents") or otherwise required under the Related Agreements and any other documents deliverable by the Issuer thereunder or in connection therewith; and

                  (v) hold, maintain and preserve at the Premises (or such
            other place as shall be required by any of the Related Agreements or any Additional Related Agreements) executed copies (to the extent applicable) of the Issuer Documents and other documents executed by the Issuer thereunder or in connection therewith;

            (b) take such actions on behalf of the Issuer as are necessary or desirable for the Issuer to remain organized and in good standing in the State of Delaware as a limited

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      liability  company and  qualified to do business in Florida and such other foreign jurisdictions in which it becomes necessary to be so qualified;

            (c) provide for the issuance and delivery of the Bonds and any Additional Bonds;

            (d) provide for the performance by the Issuer of certain of its obligations and duties under each of the Related Agreements and any Additional Related Agreements, and prepare or cause to be prepared all documents, reports, filings, instruments, notices, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements;

            (e) enforce or cause to be enforced each of the rights of the Issuer under the Related Agreements, at the direction of any Trustee;

            (f) provide for the defense, at the direction of the Issuer's Managers, of any action, suit or proceeding brought against the Issuer or affecting the Issuer or any of its assets;

            (g) provide office space (the "Premises") for the Issuer and such reasonable ancillary services as may be necessary to carry out the obligations of the Administrator hereunder, including telecopying, duplicating and word processing services;

            (h) undertake such other administrative services as may be appropriate, necessary or requested by the Issuer;

            (i) provide any Trustee with copies of the filings by the Issuer under the Exchange Act; and

            (j) provide such other services as are incidental to the foregoing or as the Issuer and the Administrator may agree.

In providing the services under this Section 1 and as otherwise provided under this Agreement, the Administrator will not knowingly take any actions on behalf of the Issuer which (i) the Issuer is prohibited from taking under the Related Agreements, or (ii) would cause the Issuer to be in violation of any federal, state or local law or the Issuer LLC Agreement.

      Section 2. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to (a) an administrative fee of $125,000 per annum, payable semi-annually in arrears on each Payment Date, payable in accordance with the priorities established in accordance with Section 8.02(d) of the Indenture, and (b) any additional fee provided, pursuant to an amendment hereto, in connection with the issuance of any Additional Bonds and the execution of Additional Related Agreements. The Issuer also shall pay or reimburse all expenses incurred for filing fees and expenses for attorneys, accountants, or other professional services procured by the Administrator on behalf of the Issuer to meet the Issuer's obligations under the Basic Documents and, if applicable, any Additional Indenture or Subsequent Sale Agreement, including without limitation filing fees and expenses arranged by

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the Administrator pursuant to Section 1 of this Agreement. When the
Administrator retains such attorneys or accountants, or arranges for other professional services as contemplated hereunder, it shall negotiate the terms of such arrangements, on behalf of the Issuer, in good faith.

      Section 3. Third Party Services. Any third-party professional services required for the performance of the above-referenced services by the Administrator (including independent auditors' fees and counsel fees) may, if the Issuer deems it necessary or desirable, be arranged by the Issuer. Costs and expenses associated with the contracting for such third-party professional services shall be paid directly by the Administrator, unless otherwise agreed by the Issuer.

      Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

      Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

      Section 6. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Administrator and the Issuer as partners or members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on either of them or (c) shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

      Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or any of its shareholders, directors, officers, employees, subsidiaries or Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer.

      Section 8. Term of Agreement; Resignation and Removal of Administrator.

      (a) This Agreement shall continue in force until the payment in full of the Bonds (and any Additional Bonds), and any other amount which may become due and payable under the Indenture (or under any Additional Indenture), upon which event this Agreement shall automatically terminate. Notwithstanding the foregoing, the Administrator's obligation under Section 11(c) to indemnify Customers shall survive termination of this Agreement.

      (b) The Administrator shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Administrator shall be communicated to the Issuer, the Commission, each Trustee and each Rating Agency at the earliest

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practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time), and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer, the Commission and each Trustee concurrently with or promptly after such notice.

      (c) Subject to satisfaction of the Commission Condition set forth in
Section 13(b) of this Agreement, the Administrator may be removed immediately upon written notice of termination to the Administrator if any of the following events shall occur.

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall fail to cure such default within 30 days (or, if such default cannot be cured in such time, shall fail to give within 30 days such assurance of cure as shall be reasonably satisfactory to the Issuer and the Commission); or

            (ii) an Insolvency Event occurs with respect to the Administrator;

The Administrator agrees that if an event specified in clause (ii) of this
Section 8(c) shall occur, it shall give written notice thereof to the Issuer, the Commission and the Trustee within seven days after the happening of such event.

      (d) No resignation or removal of the Administrator pursuant to this
Section 8 shall be effective until a successor Administrator shall have been appointed by the Issuer, the Rating Agency Condition shall have been satisfied with respect to the proposed appointment, the Commission Condition set forth in Section 13(b) of this Agreement has been satisfied, and such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

      (e) No Administrator default may be waived without satisfaction of the Commission Condition set forth in Section 13(b) of this Agreement.

      Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a), the resignation or removal of the Administrator pursuant to Section 8(b) or the removal of the Administrator under Section 8(c), the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or the removal of the Administrator under Section 8(c), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

      Section 10. Administrator's Liability. (a) Except as otherwise provided herein, the Administrator assumes no liability other than to render or stand ready to render the services called for herein, and neither the Administrator nor any of its shareholders, directors, officers, employees, subsidiaries or Affiliates shall be responsible for any action of the Issuer or any of the Member, Special Members, Managers, employees, subsidiaries or Affiliates of the Issuer. The Administrator shall not be liable for nor shall it have any obligation with regard to any of the

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liabilities, whether direct or indirect, absolute or contingent of the Issuer or any of the Member, Special Members, Managers, employees, subsidiaries or Affiliates of the Issuer.

      (b) The Administrator acknowledges that the Commission has authority to enforce all provisions of this Agreement for the benefit of Customers, including without limitation the enforcement of Section 11(c). Notwithstanding anything to the contrary contained in this Agreement, for the avoidance of doubt, any right, remedy or claim to which any Customer may be entitled pursuant to this Agreement may be asserted or exercised only by the Commission for the benefit of such Customer.

      Section 11. Indemnity.

      (a) The Issuer shall indemnify the Administrator, its shareholders, directors, officers, employees and Affiliates against all losses, claims, damages, penalties, judgments, liabilities and expenses (including all expenses of litigation or preparation therefor whether or not the Administrator is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement and the services called for herein; provided, however, that such indemnity shall not apply to any such loss, claim, damage, penalty, judgment, liability or expense resulting from the Administrator's gross negligence, willful misconduct or bad faith in the performance of its obligations hereunder.

      (b) The Administrator shall indemnify the Issuer, its Member, Managers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including all expenses of litigation or preparation therefor whether or not the Issuer is a party thereto) which any of them may incur as a result of the Administrator's gross negligence, willful misconduct or bad faith in the performance of its obligations hereunder.

      (c) If the Administrator remains an entity subject to the Commission's regulatory authority as a public utility (or otherwise for ratemaking purposes), the Administrator hereby acknowledges and agrees that the Commission, subject to the outcome of an appropriate Commission proceeding, may take such action as it deems necessary or appropriate under its regulatory authority to require the Administrator to make Customers whole for any Losses they incur by reason of the Administrator's bad faith, willful misconduct, or failure to conduct itself prudently as may be determined by the Commission, including without limitation Losses attributable to higher Storm-Recovery Charges imposed on Customers by reason of additional Operating Expenses. The Administrator hereby acknowledges and agrees that such action by the Commission may include, but is not limited to, adjustments to the Administrator's other regulated rates and charges or credits to Customers. If the Administrator does not remain, or is not subject to, the Commission's regulatory authority as a public utility (or otherwise for ratemaking purposes), such Administrator shall indemnify the Commission, on behalf of the Customers, for any Losses incurred by Customers by reason of the Administrator's negligence, misconduct, or termination for cause, including without limitation Losses attributable to higher Storm-Recovery Charges imposed on Customers by reason of additional Operating Expenses. The Administrator's indemnification under this Section 11(c) shall survive the termination of this Agreement, and any amounts paid with respect thereto shall be remitted and deposited with the Trustee for deposit into the Collection Account, unless otherwise directed by the Commission.

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      Section 12. Notices. All notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States first-class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid, if to the Issuer, to: FPL Recovery Funding LLC

               700 Universe Boulevard
               Juno Beach, FL 33408-0420
               Attention: Treasurer
               Telephone: (561) 694-4000

      if to the Administrator, to:  Florida Power & Light Company

               700 Universe Boulevard
               Juno Beach, FL 33408-0420
               Attention: Treasurer
               Telephone: (561) 694-4000

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other party.

      Section 13. Amendments.

      (a) Subject to Section 13(b), this Agreement may be amended by the Administrator and the Issuer, with the consent of each Trustee and the satisfaction of the Rating Agency Condition. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Issuer and each Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 3.06 of the Servicing Agreement. Subject to Section 13(b), the Issuer and each Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise

      (b) Commission Condition. Notwithstanding anything to the contrary in this Section 13, no amendment or modification of this Agreement shall be effective, nor shall any action requiring satisfaction of this condition pursuant to Section 8(c), Section 8(d), Section 8(e), or Section 14 of this Agreement be taken or be effective except upon satisfaction of the conditions precedent in this paragraph (b).

      (i) At least 15 days prior to the effectiveness of any such amendment or modification and after obtaining the other necessary approvals set forth in
Section 13(a) (except that the

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consent of each Trustee may be subject to the consent of Bondholders if such consent is required or sought by the Trustee in connection with such amendment or modification) the Administrator shall have delivered to the Commission's executive director and general counsel written notification of any proposed amendment, which notification shall contain:

            (A) a reference to Docket No. 060038-EI;

            (B) an Officer's Certificate stating that the proposed amendment or modification has been approved by all parties to this Agreement; and

            (C) a statement identifying the person to whom the Commission is to address any response to the proposed amendment or to request additional time.

      (ii) If the Commission or an authorized representative of the Commission, within 15 days (subject to extension as provided in clause (iii)) of receiving a notification complying with subparagraph (i), shall have delivered to the office of the person specified in clause (i)(C) a written statement that the Commission might object to the proposed amendment or modification, then, subject to clause (iv) below, such proposed amendment or modification shall not be effective unless and until the Commission subsequently delivers a written statement that it does not object to such proposed amendment or modification; or

      (iii) If the Commission or an authorized representative of the Commission, within 15 days of receiving a notification complying with subparagraph (i), shall have delivered to the office of the person specified in clause (i)(C) a written statement requesting an additional amount of time not to exceed thirty days in which to consider such proposed amendment or modification, then such proposed amendment or modification shall not be effective if, within such extended period, the Commission shall have delivered to the office of the person specified in clause (i)(C) a written statement as described in subparagraph (ii), unless and until the Commission subsequently delivers a written statement that it does not object to such proposed amendment or modification.

      (iv) If (A) the Commission or an authorized representative of the Commission, shall not have delivered written notice that the Commission might object to such proposed amendment or modification within the time periods described in subparagraphs (ii) or (iii), whichever is applicable, or (B) the Commission or authorized representative of the Commission, has delivered such written notice but does not within 60 days of the delivery of the notification in (a) above, provide subsequent written notice confirming that it does in fact object and the reasons therefore or advise that it has initiated a proceeding to determine what action it might take with respect to the matter, then the Commission shall be conclusively deemed not to have any objection to the proposed amendment or modification and such amendment or modification may subsequently become effective upon satisfaction of the other conditions specified in Section 13(a).

      (v) Following the delivery of a statement from the Commission or an authorized representative of the Commission to the Administrator under subparagraph (ii), the Administrator and the Issuer shall have the right at any time to withdraw from the Commission further consideration of any proposed amendment, modification or other action.

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      (vi) For the purpose of this Section 13, an "authorized representative of the Commission" means any person authorized to act on behalf of the Commission, as evidenced by an Opinion of Counsel (which may be the general counsel) to the Commission.

      Section 14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Commission and the Trustee and subject to satisfaction of the Rating Agency Condition in respect thereof. Any assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Commission or the Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator or to any affiliate of the Administrator; provided that such successor corporation or other organization executes and delivers to the Issuer and the Commission a written agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

      Section 15. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 16. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or affect of this Agreement.

      Section 17. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

      Section 18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 19. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, the Administrator hereby covenants and agrees that it shall not, prior to the date which is one year and one day after termination of the Indenture and the payment in full of the Bonds, any other amounts owed under the Indenture, including any amounts owed to third-party credit enhancers, and any amounts owed by the Issuer under any hedge agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar

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official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date and year first above written.



                                    FPL RECOVERY FUNDING LLC,
                                   as Issuer



                                    By:   /s/  Kathy Beilhart
                                          ________________________________
                                    Name:      Kathy Beilhart
                                          ________________________________
                                    Title:     Assistant Treasurer
                                          _______________________________



                                    FLORIDA POWER & LIGHT COMPANY,
                                    as Administrator



                                    By:   /s/  Kathy Beilhart
                                          ________________________________
                                    Name:      Kathy Beilhart
                                          ________________________________
                                    Title:     Assistant Treasurer
                                          ________________________________


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